UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2022
BlackSky Technology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39113	47-1949578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13241 Woodland Park Road
Suite 300
Herndon,	Virginia	20171
(Address of principal executive offices)		(Zip code)
(571) 267-1571
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKSY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BKSY.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.     Entry into a Material Definitive Agreement
On May 22, 2022, BlackSky Technology Inc. (the “Company”) entered into a multi-year, firm fixed-price contract with the National Reconnaissance Office, an agency of the United States Intelligence Community (the "NRO Contract"). The NRO Contract is effective May 23, 2022 with a five year base subscription with a starting value of $85.5M for the Company's imagery services. The total contract with options is valued up to $1.021 billion over the course of the 5-year base period of performance and the five 1-year option periods for imagery from current and future satellite constellations. The NRO Contract is incrementally funded and subject to appropriations by the federal government.
The description of the statement of work (SOW) includes intelligence points/area imagery data colllection to support military intelligence requirements as well as theater direct downlink to non-commercial, government-defined fixed, or transportable data terminals. The SOW is qualified in its entirety by the text of the agreement, a redacted version of which is expected to be filed as an exhibit to the Company's quarterly report on Form 10-Q for the second quarter ending June 30, 2022.

The Company is also a party to a number of other agreements or arrangements with the U.S. government, as described in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q.

Item 7.01.     Regulation FD Disclosure

On May 25, 2022, the Company issued a press release announcing the event described in Item 1.01 of this Form 8-K. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 25, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 25, 2022

BLACKSKY TECHNOLOGY INC.

By:	/s/ Johan Broekhuysen
Name: Johan Broekhuysen
Title: Chief Financial Officer